DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    Your Portfolio recorded a total return of 11.61% for the fiscal year ended December 31, 1996* based upon net asset value, well ahead of the 6.05% total return of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index for the same period.**
    The Dreyfus Variable Investment Fund, International Equity Portfolio benefited from an underweight position in the world's largest market outside the U.S., Japan, in 1996. Japan was the worst performing major world stock market in 1996 and thus the fact that your Fund held less of its assets in that market than Japan's 38% weight in the EAFE Index contributed positively to annual performance. The Portfolio also benefited from the strong performance of European markets whose stocks were held during 1996. These included principally the U.K., Germany, France, the Netherlands, and Switzerland. Positions in Italy, Sweden, Finland, Norway, Portugal, Ireland and Spain were also held at various times during the year. Taken as a whole, the Portfolio's emerging market investments contributed positively to performance for the year as well. Hong Kong was the standout in this area. INVESTMENT APPROACH
    Since assuming management of The Dreyfus Variable Investment Fund - International Equity Portfolio in 1996, I have employed the investment style developed during my twelve years of experience in international investment management. My consistent approach to managing this Portfolio is explained below. The latter portion of this letter details my current strategy.
    During my twelve years in the international equity management business, I have developed an investment process designed to deliver to investors a portfolio that includes a wide variety of holdings in fifteen to twenty-five markets around the world, exposure to rapidly growing emerging markets when they are attractive for investment, and active currency management. The crucial challenge for an international investor is how to judge the relative attractiveness of various markets when there are scores to choose from. I address this challenge by evaluating inputs on growth, valuation, interest rates, liquidity, technical factors and currency in each of the world's major markets. My work in these areas is driven by PC-based tools I have developed over time. Markets and industry sectors will be overweighted, underweighted or market-weighted relative to those of the Morgan Stanley Capital International Europe Australasia, Far East (EAFE) Index. Markets and industry sectors are overweighted or underweighted by no more than 70%, with two exceptions. First, the largest market in the world outside the U.S., Japan, has a 50%-150% weighting band. The second exception is the asset class of emerging markets. While these markets comprise only 7% of the EAFE Index, your
 Portfolio will invest up to 30% of its assets in this area when I believe significant opportunities present themselves. The reason for this policy is twofold. First, emerging markets have the highest secular GDP and EPS growth rates in the world and a global portfolio should offer shareholders substantial exposure to this long-term opportunity. Second, emerging markets often reach valuation extremes seldom seen in more developed equity markets. Making a significant investment at the appropriate time positions the Fund to benefit from these extraordinary opportunities.
    In the investment process I have developed, stocks are managed in a disciplined way. I search for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often have made a corporate change in management, strategy or business structure that will positively alter their future growth rate. Stocks purchased also need to have attractive valuations relative to both their own history and that of the local market. Companies are sold when growth is forecast to fall below my own or consensus estimates, the valuation target is reached or the weighting in that market reduced as a result of an asset allocation decision.
    Foreign currencies are at least partially hedged, where practicable, when I believe that a given currency has 10% or more downside risk against the U.S. Dollar over the next twelve to eighteen months.

MARKET OVERVIEW AND CURRENT OUTLOOK
JAPAN
    I continue to be of the opinion that the Japanese stock market is the only major market in the world that is on the verge of beginning a new bull market, one that may offer substantial opportunities to investors far into the future. The process is proving more lengthy and difficult than I expected earlier in the year. Turning once again to factors (growth, valuation, interest rates, liquidity, currency and technical analysis) that the Dreyfus international investment team uses to analyze markets, the following positives seem apparent.
    1. Corporate Japan is reporting some of the strongest earnings of any major market in the world.
    2.    Interest rates are extremely low and are likely to remain so.
    3. The market is attractively priced when compared to its own valuation history.
    4. The recent weakening of the Yen is positive for Japanese export-oriented companies.
    The list above encompasses many of the ingredients I have found in other bull markets over the years. What's missing? In a word, confidence. Japanese investors have suffered through a long bear market since the Nikkei Index peaked at nearly 40,000 in late 1989. At its peak the Japanese market was about twice as high as it now stands. Following a banking crisis, a period of falling consumer prices, two false starts toward economic recovery, and a good deal of political turmoil, Japanese investors are having a difficult time focusing on the positive future rather than the recent, unpleasant past. Nevertheless, my team and I see a good deal of growth in Japanese companies, growth that is available at stock prices that are very reasonable in the context of the Japanese market. I continue to believe the Nikkei Index will perform better over the coming twelve months than it has over the last few.
EUROPE
    Your Portfolio is growth oriented. In Europe these days, my staff and I find that many of the growth stocks fall into three categories.
    One area is the "new growth company." Europe is spawning a large number of new mid-sized growth companies that are either being spun out of larger companies or made available to investors for the first time through initial public stock offerings. Just in the last month my team has considered companies in the computer software, temporary employment, consumer brand, cellular telephone, leisure, and electronics businesses for inclusion in your Portfolio. Many of these stocks offer more or less "pure plays" on some of the faster growing areas of the European economy. Stocks held in your Fund in this area during 1996 included the U.K. company, Thistle Hotels, Portuguese building products leader, Cimentos de Portugal, and the Swedish engineering concern, Garphyttan Industries.
    Another area of continuing interest is the restructuring of more mature companies. Europe will not become like the U.S. nor America like Europe. But some European companies are taking cues from their U.S. counterparts that may lead to enhanced stock performance over the next few years, and we seek to include the best of them in your Portfolio. Portfolio holdings in this area during 1996 featured the French conglomerate, Compagnie generale des Eaux and the German consumer products/specialty chemicals group, Henkel KGaA. Lastly, your Portfolio is positioned to benefit from major structural changes occuring in Europe's economy. Telecommunications is being deregulated. Important changes are taking place in all aspects of the media - television, cable television, newspapers, movie distribution, and the internet. Holdings in this area during 1996 included Norwegian based Nordic media leader, Schibsted Group and the fast-growing U.K. satellite television company, British Sky Broadcasting Group. These are but two examples of industries undergoing rapid change. Your Portfolio has investments in growing companies driving the change in each of these areas, not defending themselves against it.
EMERGING MARKETS
    Investments in selected emerging markets contributed positively to the performance of your Portfolio relative to the EAFE Index during 1996. The highlight of your Fund's emerging markets investments during 1996 was Hong Kong, which was overweight for much of 1996. This British Crown possession will be reunited with China in July 1997. The prospect of participating in the People's Republic of China's 10% economic growth rate (which is some five times higher than the current U.S. growth rate) helped propel the Hong Kong Hang Seng Index to a 33.5% gain in 1996. Stocks in which your Portfolio held core positions such as the Asian financial services giant, HSBC Holdings, and the real estate developer and owner, Cheung Kong Holdings, were powerful market leaders in the advance. Shanghai Industrial Holdings and China Resources Enterprise were also extremely strong Hong Kong market performers that contributed to the performance of your Portfolio. These two are part of a group of stocks called "red chips" because their business is almost exclusively in fast-growing China. They are viewed in the marketplace as "pure plays" on the rapidly developing Chinese economy. These investments contributed strongly to overall performance.
    The Dreyfus Variable Investment Fund - International Equity Portfolio also held investments in Mexico, Indonesia and Singapore that contributed positively to performance for the year, while investments in Thailand and the Philippines lagged with these markets.
    What should investors expect from this asset class in 1997? Where Hong Kong is concerned, the future beyond reunification with China appears bright, although occasional clashes of culture and politics are inevitable in any such changeover. But the market's outstanding 1996 performance causes us to be less bullish on the immediate outlook for the Hong Kong Hang Seng Index. A market correction or a further upgrade of fundamentals such as earnings growth could cause us to become as bullish as we were earlier in 1996. Your Fund maintains smaller positions in Malaysia, where the emphasis is not on the big picture but on growth-oriented stocks such as the fast food chain Kentucky Fried Chicken Holdings, a core position, and the Philippines, which is in the midst of a wide-ranging reform process under President Ramos.
    Half a world away in Latin America your Portfolio has investments in that continent's sleeping giant, Brazil. This huge country of 150 million people is now two and one-half years into a reform process that has seen inflation fall drastically, the government make substantial progress in attacking the nation's debt load, and the ongoing privatization of large portions of the economy previously owned by the central, state and even local governments. The Brazilian market was an outstanding performer, up 51%, in 1996. I believe 1997 will be another outstanding year for the Brazilian stock market, strongly underpinned by strong earnings growth, reasonable valuation, benign interest rates, good liquidity, a stable currency, a positive technical position and continuing reform.
    Emerging markets present a special opportunity to growth-oriented investors, but we all need to keep in mind that they are riskier and more volatile than stocks in more mature markets such as Germany, the Netherlands and the U.S. For this reason valuation levels need to be watched even more closely than in other areas of the world.
    This is my first annual letter to shareholders of Dreyfus Variable Investment Fund, International Equity Portfolio. I greatly appreciate your investment in the Portfolio and will continue to manage the Portfolio toward its goal of long-term capital growth.
                              Sincerely,

                          [Ron Chapman signature logo]

                              Ron Chapman
                              Portfolio Manager
January 15, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The return indicated includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated.


DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
                                                            DECEMBER 31, 1996
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFERegistration Mark) INDEX

$11,781
Morgan Stanley Capital
International Europe,
Australasia, Far East
(EAFERegistration Mark) Index*
Dollars
$11,746
Dreyfus Variable
Investment Fund,
International Equity
Portfolio
[Exhibit A]
*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
                        One Year Ended                                         From Inception (5/2/94)
                      December 31, 1996                                          to December 31, 1996
                      __________________                                      __________________________
                            11.61%                                                      6.22%

Past performance is not predictive of future performance.
The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
The above graph compares a $10,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio on 5/2/94 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/2/94. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS                                                                              DECEMBER 31, 1996
Common Stocks-88.6%                                                                                 Shares           Value
                                                                                                  _________         _________
     Australia-.9%                   Boral..................................                         55,000       $  156,535
                                     Broken Hill Proprietary................                          4,000           56,986
                                                                                                                   __________
                                                                                                                     213,521
                                                                                                                   __________
     Brazil-2.5%                     Multicanal Participacoes, A.D.R. ......                         40,000          512,500
                                     Telecomunicacoes Brasileiras, A.D.R. ..                          1,400          107,100
                                                                                                                   __________
                                                                                                                     619,600
                                                                                                                   __________
     China-2.5%..                    China Overseas Land & Investment.......                        200,000          101,493
                                     China Resources Enterprises............                         30,000           67,490
                                     Guangnan Holdings......................                         50,000           42,989
                                     New World Infrastructure.............. (a)                      75,000          219,148
                                     Shanghai Industrial Holdings...........                         50,000          182,300
                                                                                                                  __________
                                                                                                                     613,420
                                                                                                                  __________
     Finland-1.5%                    Cultor Oy, Ser.1.......................                          6,500          353,261
                                                                                                                  __________
     France-5.1%                     Banque Nationale de Paris..............                          6,000          232,139
                                     Compagnie Generale des Eaux............                          1,500          185,838
                                     Elf Aquitaine..........................                          1,500          136,503
                                     Groupe AB, A.D.R. .....................                         16,000          230,000
                                     Lafarge ...............................                          1,200           71,977
                                     Michelin, Cl. B........................                          4,000          215,876
                                     Thomson................................                          5,000          162,139
                                                                                                                  __________
                                                                                                                   1,234,472
                                                                                                                  __________
     Germany-1.9%                    Continental............................                         12,000          215,704
                                     Deutsche Bank .........................                          4,600          214,627
                                     Henkel KGaA............................                            550           26,340
                                                                                                                  __________
                                                                                                                     456,671
                                                                                                                  __________
     Hong Kong-8.1%                  Cheung Kong Holdings...................                         41,000          364,439
                                     HKR International......................                        195,600          330,025
                                     HSBC Holdings..........................                         13,000          278,169
                                     Henderson Land Development.............                         27,000          272,287
                                     Hong Kong & China Gas..................                         55,000          106,309
                                     Hong Kong Telecommunications, A.D.R. ..                         12,000          195,000
                                     Hutchison Whampoa......................                         15,000          117,816
                                     New World Development..................                         35,000          236,441
                                     Swire Pacific, Cl. A...................                          8,500           81,049
                                                                                                                  __________
                                                                                                                   1,981,535
                                                                                                                  __________
     Ireland-2.6%                    Independent Newspapers.................                         40,000          206,546
                                     Irish Continental Group................                         14,500          103,104
                                     Jurys Hotel Group......................                         70,000          325,902
                                                                                                                  __________
                                                                                                                     635,552
                                                                                                                  __________
     Italy-2.7%                      Istituto Nazionale delle Assicurazioni.                        190,000          250,204
                                     Parmalat Finanziaria...................                        274,000          418,762
                                                                                                                  __________
                                                                                                                     668,966
                                                                                                                  __________
     Japan- 28.2%                    Autobacs Seven.........................                          2,000          141,512

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     DECEMBER 31, 1996
Common Stocks (continued)                                                                           Shares            Value
                                                                                                  __________        ________

      Japan (continued)              Bank of Tokyo-Mitsubishi...............                          4,000       $   74,298
                                     DDI....................................                             40          264,708
                                     Daikin Industries......................                         15,000          133,477
                                     Dainippon Ink & Chemicals..............                         40,000          148,251
                                     Eisai..................................                          7,000          137,883
                                     Fuji Photo Film........................                          8,000          264,017
                                     Industrial Bank of Japan...............                         11,000          191,015
                                     Ishikawajima-Harima Heavy Industries...                         23,000          102,333
                                     Komatsu Forklift.......................                         50,000          257,019
                                     Laox...................................                          7,300          110,998
                                     Matsushita Communication Industries....                          9,000          233,261
                                     Matsushita Electric Industrial.........                          8,000          130,626
                                     Matsushita-Kotobuki Electric Industrial                          6,000          156,544
                                     Meiwa Estate...........................                          5,000          125,270
                                     Minebea................................                         25,000          209,071
                                     Mitsui & Co............................                         18,000          146,177
                                     Mitsui Fudosan.........................                         18,000          180,389
                                     NKK................................... (a)                      38,000           85,685
                                     Namco..................................                         4,000           122,678
                                     Nichiei................................                          2,000          147,732
                                     Nintendo...............................                         3,000           213,823
                                     Nippon Steel...........................                         65,000          192,052
                                     Nippon Telegraph & Telephone...........                             30          227,559
                                     Nissan Motor...........................                         20,000          116,112
                                     Nitto Electric Works...................                         15,000          253,996
                                     Rohm...................................                          5,000          328,294
                                     Sankyo.................................                         10,000          283,369
                                     Sekisui House..........................                         15,000          152,916
                                     Shiseido...............................                         20,000          231,534
                                     Sony...................................                          4,000          262,289
                                     Sumitomo Bank..........................                         12,000          173,132
                                     Sumitomo Electric Industries...........                         11,000          153,953
                                     TDK....................................                          5,000          326,134
                                     Tokyo Style............................                         18,000          251,923
                                     Toyota Motor...........................                         12,000          345,227
                                                                                                                  __________
                                                                                                                   6,875,257
                                                                                                                  __________
     Malaysia-4.9%                   Commerce Asset Holdings................                          6,000           45,140
                                     DCB Holdings...........................                         10,000           34,251
                                     Kentucky Fried Chicken Holdings........                         66,666          274,530
                                     Renong.................................                         45,000           79,826
                                     Road Builder(M) Holdings...............                         65,000          368,046
                                     Tenaga Nasional........................                         80,000          383,290
                                                                                                                  __________
                                                                                                                   1,185,083
                                                                                                                  __________
     Mexico-1.1%                     Grupo Casa Autrey, A.D.R. ............                           7,500          146,250
                                     Grupo Financiero Bancomer, Ser. B..... (a)                     305,000          121,845
                                     Grupo Financiero Inbursa, Ser. B......                             349            1,191
                                                                                                                  __________
                                                                                                                     269,286
                                                                                                                  __________

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     DECEMBER 31, 1996
Common Stocks (continued)                                                                           Shares           Value
                                                                                                 __________          ________
     Netherlands-6.9%                ABN Amro Holding.......................                          3,000    $     195,082
                                     Goudsmit...............................                          3,000          267,284
                                     Philips Electronics....................                          6,000          242,985
                                     PolyGram...............................                          5,000          254,556
                                     Verenigde Nederlandse Uitgeversbedrijven
                                     Verenigd Bezit.......................                           35,000          730,981
                                                                                                                  __________
                                                                                                                   1,690,888
                                                                                                                  __________
     New Zealand-1.7%                Fletcher Challenge Building............                         50,000          153,598
                                     Lion Nathan............................                        110,000          263,342
                                                                                                                  __________
                                                                                                                     416,940
                                                                                                                  __________
      Norway-1.7%                    Hafslund ASA, Ser. A...................                          4,250           31,348
                                     Nycomed ASA, Ser. A....................                          4,250           65,030
                                     Schibsted ASA..........................                         17,000          313,481
                                                                                                                  __________
                                                                                                                     409,859
                                                                                                                  __________
     Philippines-.8%                 Ayala Land, Cl. B......................                         52,500           59,886
                                     Filinvest Land......................... (a)                     80,000           24,943
                                     Manila Electric, Cl. B.................                          7,800           63,764
                                     Pilipino Telephone..................... (a)                     40,000           33,840
                                                                                                                  __________
                                                                                                                     182,433
                                                                                                                  __________
     Portugal-.6%                    Cimpor-Cimentos de Portugal............                          7,000          150,603
                                                                                                                  __________
     Sweden-2.8%                     Garphyttan Industrier..................                         16,400          213,392
                                     Skandia Forsakrings....................                          8,500          239,839
                                     Sparbanken Sverige, Ser. A.............                         14,000          239,474
                                                                                                                  __________
                                                                                                                     692,705
                                                                                                                  __________
     Switzerland-1.7%                Compagnie Financiere Michelin..........                            300          133,955
                                     Elektrowatt, Cl. B.....................                            275          109,262
                                     Novartis.............................. (a)                         140          159,985
                                                                                                                  __________
                                                                                                                     403,202
                                                                                                                  __________
     United Kingdom-10.4%            Alvis..................................                         60,000          138,713
                                     ASDA Group.............................                        130,000          273,829
                                     British Sky Broadcasting Group.........                         38,000          340,993
                                     Grand Metropolitan.....................                         47,000          370,243
                                     Great Universal Stores.................                         20,000          209,610
                                     Misys..................................                          1,600           30,441
                                     Serco Group............................                          3,200           36,880
                                     TeleWest Communications................ (a)                    110,000          235,469
                                     Thistle Hotels.........................                         88,000          273,520
                                     Viatel.................................                         12,500          112,500
                                     Vodafone Group.........................                        120,000          507,585
                                                                                                                  __________
                                                                                                                   2,529,783
                                                                                                                  __________
                                     TOTAL COMMON STOCKS
                                       (cost $20,590,509)...................                                    $21,583,037
                                                                                                               ==============

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    DECEMBER 31, 1996
Preferred Stocks-2.8%                                                                               Shares           Value
                                                                                                   ________         ________

     Brazil-2.2%                     Banco Bradesco.........................                          6,600    $      47,833
                                     Companhia Brasileira de Distribuicao Grupo
                                       Pao de Acucar........................                         13,800          245,717
                                     Companhia Energetica de Minas Gerais...                          1,970           67,120
                                     Petroleo Brasileiro....................                            425           67,902
                                     Telecomunicacoes do Rio de Janeiro.... (a)                         800          101,243
                                                                                                                  __________
                                                                                                                     529,815
                                                                                                                  __________
     Germany-.6%                    Henkel KGaA Vorzug......................                          2,950          147,979
                                                                                                                  __________
                                     TOTAL PREFERRED STOCKS
                                       (cost $621,952)......................                                   $     677,794
                                                                                                               ==============
                                                                                                  Principal
Short-Term Investments-9.9%                                                                        Amount
                                                                                                 __________
     United States:                 U.S. Treasury Bills:
                                       4.91%, 1/2/97........................                  $     122,000        $ 121,984
                                       5.00%, 1/9/97........................                         74,000           73,921
                                       4.97%, 1/16/97.......................                         36,000           35,926
                                       4.99%, 1/23/97.......................                        101,000          100,699
                                       5.00%, 1/30/97.......................                        139,000          138,458
                                       4.99%, 2/20/97.......................                        230,000          228,418
                                       4.90%, 3/6/97........................                      1,520,000        1,506,593
                                       4.86%, 3/13/97.......................                        201,000          199,032
                                                                                                                  __________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,405,202)....................                                    $  2,405,031
                                                                                                               ==============
TOTAL INVESTMENTS (cost $23,617,663)........................................                         101.3%      $24,665,862
                                                                                                     ======     =============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                          (1.3%)    $   (311,236)
                                                                                                     ======     =============
NET ASSETS..................................................................                         100.0%      $24,354,626
                                                                                                     ======     =============
Notes to Statement of Investments:
    (a) Non-income producing.











See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                                            DECEMBER 31, 1996
                                                                                                    Cost                Value
                                                                                                  __________         __________
ASSETS:                          Investments in securities-See Statement of Investments          $23,617,663        $24,665,862
                                 Cash.......................................                                            176,004
                                 Dividends and interest receivable..........                                             32,144
                                 Receivable for forward currency exchange contracts                                      25,254
                                 Prepaid expenses...........................                                                764
                                                                                                                    ____________
                                                                                                                     24,900,028
                                                                                                                    ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           15,101
                                 Payable for investment securities purchased and
                                  forward currency exchange contracts.......                                            436,771
                                 Net unrealized (depreciation) on forward
                                  currency exchange contracts-Note 4(a)                                                  60,197
                                 Accrued expenses...........................                                             33,333
                                                                                                                    ____________
                                                                                                                        545,402
                                                                                                                    ____________
NET ASSETS..................................................................                                         $24,354,626
                                                                                                                   =============
REPRESENTED BY:                  Paid-in capital............................                                         $23,465,732
                                 Accumulated undistributed investment income-net1,394
                                 Accumulated net realized gain (loss) on investments,
                                 foreign currency transactions and
                                 forward currency exchange contracts................                                   (100,407)
                                 Accumulated net unrealized appreciation (depreciation)
                                     on investments, foreign currency transactions
                                     and forward currency exchange contracts........                                     987,907
                                                                                                                    ____________
NET ASSETS..................................................................                                         $24,354,626
                                                                                                                   =============
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $ .001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                       1,770,147
NET ASSET VALUE, offering and redemption price per share....................                                             $13.76
                                                                                                                        ========

See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS                         YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME

INCOME:                          Cash dividends (net of $37,238 foreign taxes
                                     withheld at source)....................                        $302,226
                                 Interest...................................                          80,731
                                                                                                     ________
                                       Total Income.........................                                        $   382,957
EXPENSES:                        Investment advisory fee-Note 3(a)..........                         130,616
                                 Custodian fees.............................                          42,838
                                 Auditing fees..............................                          28,654
                                 Prospectus and shareholders' reports.......                          13,186
                                 Registration fees..........................                           4,884
                                 Legal fees.................................                           1,342
                                 Trustees' fees and expenses-Note 3(b)......                             619
                                 Shareholder servicing costs................                             292
                                 Miscellaneous..............................                             809
                                                                                                     ________
                                       Total Expenses.......................                                            223,240
                                                                                                                   _____________
INVESTMENT INCOME-NET.......................................................                                            159,717
                                                                                                                   _____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and foreign
                                     currency transactions..................                        $346,976
                                 Net realized gain (loss) on forward currency exchange
                                     contracts
                                       Short sale transactions..............                          77,145
                                                                                                     ________
                                       Net Realized Gain (Loss).............                                            424,121
                                 Net unrealized appreciation (depreciation) on investments, foreign currency transactions
                                     and forward currency exchange contracts                                             665,866
                                                                                                                   _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         1,089,987
                                                                                                                   _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $1,249,704
                                                                                                                   =============




See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Year Ended                Year Ended
                                                                                 December 31, 1996         December 31, 1995
                                                                                 __________________       __________________
OPERATIONS:
  Investment income-net..........................................                 $     159,717              $      44,058
  Net realized gain (loss) on investments........................                       424,121                     26,932
  Net unrealized appreciation (depreciation) on investments......                       665,866                    340,358
                                                                                   ____________               ____________
    Net Increase (Decrease) in Net Assets Resulting from Operations                   1,249,704                    411,348
                                                                                   ____________               ____________
DIVIDENDS TO SHAREHOLDERS:
  From investment income-net.....................................                      (154,767)                    (43,430)
  In excess of investment income-net.............................                         __                         (5,480)
  Net realized gain on investments...............................                      (674,147)                    __
  In excess of net realized gain on investments..................                      (100,407)                    __
                                                                                   ____________               ____________
    Total Dividends..............................................                      (929,321)                   (48,910)
                                                                                   ____________               ____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold..................................                    17,852,617                  8,336,454
  Dividends reinvested...........................................                       929,321                     48,910
  Cost of shares redeemed........................................                    (2,663,951)                (2,164,243)
                                                                                   ____________               ____________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions          16,117,987                  6,221,121
                                                                                   ____________               ____________
CAPITAL CONTRIBUTION FROM AN AFFILIATE
  OF THE ADVISER-Note 3(c).......................................                       244,118                     __
                                                                                   ____________               ____________
    Total Increase (Decrease) in Net Assets......................                    16,682,488                  6,583,559
NET ASSETS:
  Beginning of Period............................................                     7,672,138                  1,088,579
                                                                                   ____________               ____________
  End of Period..................................................                   $24,354,626               $  7,672,138
                                                                                   ============               ============
UNDISTRIBUTED INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF
  INVESTMENT INCOME)-NET.........................................                $        1,394             $       (5,480)
                                                                                   ____________               ____________
                                                                                       Shares                    Shares
                                                                                   ____________               ____________
CAPITAL SHARE TRANSACTIONS:
  Shares sold....................................................                     1,298,048                    677,022
  Shares issued for dividends reinvested.........................                        68,418                      3,852
  Shares redeemed................................................                      (194,804)                  (172,921)
                                                                                   ____________               ____________
    Net Increase (Decrease) in Shares Outstanding................                     1,171,662                    507,953
                                                                                   ============               ============


See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.






                                                                                                    Year Ended December 31,
                                                                                              _________________________________
PER SHARE DATA:                                                                                1996          1995        1994(1)
                                                                                              ______         _____       _______
    Net asset value, beginning of period..................................                    $12.82        $12.02        $12.50
                                                                                              ______         _____        ______
    Investment Operations:
    Investment income-net.................................................                       .10           .15           .15
    Net realized and unrealized gain (loss)
      on investments......................................................                      1.16           .74         (.40)
                                                                                              ______         _____        ______
    Total from Investment Operations......................................                      1.26           .89         (.25)
                                                                                              ______         _____        ______
    Distributions:
    Dividends from investment income-net..................................                     (.09)         (.08)        (.14)
    Dividends in excess of investment income-net..........................                      --           (.01)        (.09)
    Dividends from net realized gain on investments.......................                     (.39)          --            --
    Dividends in excess of net realized gain on investments...............                     (.06)          --            --
                                                                                              ______         _____        ______
    Total Distributions...................................................                     (.54)         (.09)         (.23)
                                                                                              ______         _____        ______
    Capital Contribution from an affiliate of the Adviser.................                       .22         --              --
                                                                                              ______         _____        ______
    Net asset value, end of period........................................                    $13.76        $12.82        $12.02
                                                                                              ======        ======        ======
TOTAL INVESTMENT RETURN...................................................                    11.61%(3)      7.39%    (2.00%)(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................                     1.28%         1.59%       .23%(2)
    Ratio of net investment income
      to average net assets...............................................                      .92%         1.13%      1.11%(2)
    Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus Corporation......................                      --            .45%      1.70%(2)
    Portfolio Turnover Rate...............................................                   181.13%        70.22%     16.75%(2)
    Average commission rate paid(4).......................................                    $.0255           --            --
    Net Assets, end of period (000's Omitted).............................                   $24,355        $7,672        $1,089
    -----------------------
    (1)  From May 2, 1994 (commencement of operations) to December 31, 1994.
    (2)  Not annualized.
    (3)  Had the Series not had a capital contribution by an affiliate of the
         Adviser during the period, the total investment
         return would have been 9.89%.
    (4)  For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per
         share for purchases and sales of investment securities.
See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eleven series, including the International Equity Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Series' investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Prior to April 1, 1996, M&G Investment Management Limited ("M&G") served as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. acts as the distributor of the Series' shares, which are sold without a sales charge.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Series had dividends in excess of net realized gain on investments for financial statement purposes resulting from
Federal income tax distribution requirements.
    During the period ended December 31, 1996, the Series reclassified $1,924 from accumulated net realized gain (loss) to accumulated undistributed investment income-net.
    (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 3-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.
    Prior to April 1, 1996, pursuant to a Sub-Investment Advisory Agreement between Dreyfus and M&G, the sub-investment advisory fee was computed at an annual rate of .30 of 1% of the value of the Series' average daily net assets and was payable monthly by Dreyfus.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
    (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (C) During the period ended December 31, 1996, an affiliate of the Series' adviser reimbursed the Series for certain securities transactions. In connection with these transactions, the Series recorded a realized loss and an offsetting capital contribution in the amount of $244,118.
NOTE 4- SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1996, amounted to $42,298,814 and $28,081,336, respectively.
    The following summarizes open forward currency exchange contracts at December 31, 1996:

                                                          Foreign                                                 Unrealized
                                                          Currency                                               Appreciation
Forward Currency Sale Contracts:                           Amount              Proceeds          Value          (Depreciation)
_______________________________                         _____________          _________       _______          ______________

British Pounds, expiring 3/10/97.........                    400,000           $646,120         $684,080           ($37,960)
Dutch Guilders, expiring 3/10/97.........                  1,050,000            603,171          610,217            (7,046)
Dutch Guilders, expiring 4/7/97..........                  1,050,000            609,933          613,103            (3,170)
French Francs, expiring 3/10/97..........                  1,700,000            324,087          328,833            (4,746)
French Francs, expiring 4/7/97...........                  1,700,000            329,030          329,412              (382)
German Deutsche Marks, expiring 3/10/97..                    300,000            193,237          195,771            (2,534)
German Deutsche Marks, expiring 4/7/97...                    300,000            195,835          196,142              (307)
Italian Lire, expiring 3/10/97...........                350,000,000            226,362          229,840            (3,478)
Italian Lire, expiring 4/7/97............                350,000,000            228,908          229,599              (691)
Swedish Krona, expiring 3/10/97..........                  1,050,000            154,113          153,957               156
Swedish Krona, expiring 4/7/97...........                  1,050,000            154,185          154,224               (39)
                                                                                                                  _________
                                                                                                                  ($60,197)
                                                                                                                  =========

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.
    (B) At December 31, 1996, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $988,002, consisting of $2,185,873 gross unrealized appreciation and $1,197,871 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Equity Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Equity Portfolio at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst & Young LLP signature logo]
New York, New York
January 29, 1997




DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Series elects to provide each shareholder with their portion of the Series' foreign taxes paid and the income sourced from foreign countries. Accordingly, the Series hereby makes the following designations regarding its fiscal year ended December 31, 1996:
    - the total amount of taxes paid to foreign countries was $37,238.
    - the total amount of income sourced from foreign countries was $136,897. For Federal tax purposes the Series hereby designates $.305 per share as a long-term capital gain distribution of the $.535 per share paid on December 26, 1996.

[Dreyfus lion "d" logo]
DREYFUS VARIABLE INVESTMENT FUND,
INTERNATIONAL EQUITY PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                           109AR9612
[Dreyfus logo]
Variable
Investment Fund,
INTERNATIONAL EQUITY
PORTFOLIO
Annual Report
December 31, 1996